United States
                       SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C.

                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported) July 23, 1998


                                  Discas, Inc.
             (Exact name of registrant as specified in its charter)


                                       001-13207
          Delaware                     000-22827                 06-1175400
State or other jurisdiction           (Commission               (IRS Employer
     of incorporation                 File Number)           Identification No.)


                 567-1 South Leonard Street, Waterbury, CT 06708
               (Address of principal executive offices) (Zip Code)


        Registrant's telephone number, including area code (203) 753-5147



         (Former name or former address, if changed since last report.)



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                                    FORM 8-K

                                  DISCAS, INC.


Item 5.   Other Events

          On July 23, 1998, the Company announced the signing of a letter of intent to merge with privately held Futuramik Industries, Inc. of Hartford, Connecticut. Futuramik is a custom molder of thermoset and thermoplastic materials and a manufacturer of proprietary products.

         A press release relating to this development is filed herewith as an exhibit and incorporated herein by reference.

Item 7.   Financial Statements, Pro Forma Financial Information and
          Exhibits

          (c)   Exhibits

                (99)   Additional Exhibits

                       (a)  Press release of the registrant dated July 23, 1998.

                                   SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                       DISCAS, INC.
                                                       (Registrant)



                                              By /s/ Ronald P. Pettirossi
                                                 Name:   Ronald P. Pettirossi
                                                 Title:  Chief Financial Officer


Date:  July 31, 1998